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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 29, 1999


                                 NETMANAGE, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                  0-22158                77-0252226
   (State or other jurisdiction      (Commission             (IRS Employer
         of incorporation)           File Number)          Identification No.)


           10725 NORTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA 95014
              (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: (408)973-7171


                                       N/A
          (Former name or former address, if changed since last report)





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The Registrant hereby amends Parts (a) and (b) of Item 7, Financial Statements and Exhibits, of its report on Form 8-K filed on January 12, 2000, to read in full as follows:


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (a)      Financial statements of business acquired.

                  The consolidated financial statements of Wall Data for the fiscal years ended April 30, 1999 and 1998 and the years ended December 31, 1997 and 1996 contained in Wall Data's Form 10-K filed July 29, 1999, are incorporated herein by this reference. The unaudited consolidated balance sheet for Wall Data as of October 31, 1999 and the related consolidated statements of operations for the six-month period ended October 31, 1999 contained in Wall Data's Form 10-Q filed December 14, 1999, are incorporated herein by this reference.


         (b)      Pro forma financial information

                  The unaudited pro forma condensed combined balance sheet of the Company and Wall Data as of September 30, 1999 and the related statements of operations for the nine-month period ended September 30, 1999 and the twelve-month period ended December 31, 1998 are attached hereto as Exhibit 99.1 and incorporated herein by this reference.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NETMANAGE, INC.


                                               /s/ ZVI ALON
                                         --------------------------------------
                                         Zvi Alon, President and
                                         Chief Executive Officer

                                         Date: February 14, 2000





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                                 EXHIBIT INDEX

99.1      Pro Forma Financial Statements of the Company.